SMITH BARNEY INVESTMENT FUNDS INC.—

SMITH BARNEY GROUP SPECTRUM FUND

Supplement dated October 22, 2004

to Prospectus

dated January 28, 2004, as previously supplemented

On October 21, 2004, the Board of Directors of Smith Barney Investment Funds Inc., on behalf of Smith Barney Group Spectrum Fund (the “Group Spectrum Fund”), approved a proposed reorganization pursuant to which Smith Barney Appreciation Fund Inc. (the “Appreciation Fund”) would acquire the assets and assume the liabilities of the Group Spectrum Fund in exchange for shares of the Appreciation Fund. Group Spectrum Fund would then be liquidated, and shares of Appreciation Fund would be distributed to Group Spectrum Fund’s shareholders. The reorganization would allow Group Spectrum Fund shareholders to maintain an investment in a fund with a similar investment objective and a focus on medium- and large-capitalization U.S. equities.

Under the proposed reorganization, Group Spectrum Fund shareholders would receive shares of Appreciation Fund with the same aggregate net asset value as their shares of Group Spectrum Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Group Spectrum Fund shareholders as a result of the reorganization.

The Board of Directors also approved the closing of Group Spectrum Fund to new purchases, exchange purchases and systematic investment plan purchases effective as of the close of business on October 22, 2004.

Group Spectrum Fund shareholders may exchange their shares for shares of other Smith Barney Mutual Funds or redeem their shares through the closing date of the reorganization. Dividends and distributions paid by Group Spectrum Fund will be reinvested automatically in additional Fund shares through the closing date of the reorganization for shareholders who have elected dividend reinvestment.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of Group Spectrum Fund. Proxy materials describing the proposed reorganization will be mailed on or about December 3, 2004, to Group Spectrum Fund shareholders of record on November 15, 2004, in anticipation of a meeting of shareholders expected to be held on January 28, 2005. If approved by Group Spectrum Fund shareholders, the reorganization will occur as soon after the shareholder meeting as practicable.

FD 03067